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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                DECEMBER 30, 2002
                Date of Report (Date of earliest event reported)


                              E.DIGITAL CORPORATION
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     0-20734
                            (Commission File Number)

                                   33-0591385
                        (IRS Employer Identification No.)

                         13114 EVENING CREEK DRIVE SOUTH
                           SAN DIEGO, CALIFORNIA 92128
                    (Address of principal executive offices)

                                 (858) 679-1504
              (Registrant's telephone number, including area code)



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ITEM  9.  REGULATION  FD  DISCLOSURE.

          The exhibits attached to this Form 8-K are hereby furnished pursuant to Item 9.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: December 30, 2002
                                 E.DIGITAL  CORPORATION

                                 By:  /s/  Ran  Furman
                                --------------------------
                                Ran  Furman,  Chief  Financial  Officer
                               (Principal Financial and Accounting Officer and
                               duly  authorized  to  sign  on  behalf  of  the
                               Registrant)


                                  EXHIBIT INDEX


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


EXHIBIT  NO.          DESCRIPTION
------------          -----------
3.6      Certificate of Designation of Preferences, Rights and Limitations of Series
         D Preferred Stock

4.40.1   First Amendment to 15% Promissory Note due February 11, 2004


4.41 Form of Conversion Agreement entered into with five holders of the Company's 12% Promissory Notes due December 31, 2002 and three holders of the Company's 24% Promissory Notes due December 31, 2002

99.1     Press release dated December 30, 2002, regarding restructure of $750,000 in short-term debt and conversion of $2,050,000 of additional debt into shares of newly designated Series D Preferred Stock






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